UNITED STATE
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (date of earliest event reported): January 13, 2010

                          SYNERGY RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

      Colorado                         None                     20-2835920
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(State or other jurisdiction    (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
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          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (970) 737-1073
                                                       --------------

                                       N/A
                        -------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events

      On January 13, 2010, Synergy Resources Corporation conducted initial production tests on two recently completed wells brought on line.

      The initial 24-hour production test for the SRC 32DD (Section 32, 6N, 66W, Weld County, CO) came in at 226 barrels of oil, 726,000 cu. ft. of gas and 85 barrels of water produced from the Codell formation at 7290' - 7310' interval.

      The initial 24-hour production test for the second well, the SRC 31-5D (Section 5, 5N, 66W, Weld County, CO), came in at 152 barrels of oil, 647,000 cu. ft. of gas and 85 barrels of water produced from the Codell formation at 7405' - 7420' interval.

      Synergy holds a 62.5% working interest in each well.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 15, 2010

                                      SYNERGY RESOURCES CORPORATION



                                      By: /s/ Ed Holloway
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                                          Ed Holloway, President